UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 29, 2020

GLOBE PHOTOS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-55370	27-0746744
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6445 South Tenaya Way, B-130

Las Vegas, Nevada 89113

(Address of principal executive offices)

(702) 722-6113

(Address and Telephone Number of Registrant’s Principal Executive Offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On January 29, 2020, Globe Photos, Inc., a Delaware corporation (the “Company”) entered into a secured convertible promissory note forbearance agreement (the “Forbearance Agreement) with Falcon Capital Partners Limited (“Falcon”), as the authorized Collateral Agent for holders of the Company’s secured convertible promissory notes (the “Notes”).

Pursuant to the Forbearance Agreement, Falcon, on behalf of the holders, agreed to forbear from exercising any of the holders’ rights and remedies as a result of the Notes not being paid in full on the maturity date of October 31, 2019 until either April 29, 2020, or earlier if any events of default occur as provided in Sections 5(c) or 5(d) of the Notes. As consideration for the forbearance, the Company and Falcon amended and restated the description of collateral covered under the secured convertible promissory note as provided as Exhibit A to the Forbearance Agreement filed herewith.

The foregoing description of the Forbearance Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On February 7, 2020, the Company issued a letter to its shareholders discussing recent corporate developments. A copy of the letter to shareholders issued by the Company is attached hereto as Exhibit 99.1 and incorporated herein by reference. Exhibit 99.1 contains forward-looking statements. These forward-looking statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Forward-looking statements are based upon assumptions as to future events that may not prove to be accurate. Actual outcomes and results may differ materially from what is expressed in these forward-looking statements.

The information set forth under Item 7.01 of this Current Report on Form 8-K (“Current Report”), including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Current Report, including Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing, except as expressly set forth by specific reference in such a filing. This Current Report will not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely by Regulation FD.

Item 8.01	Other Events

On February 7, 2020, the Company filed a Registration Withdrawal Request on Form RW with the Securities Exchange Commission formally requesting the withdrawal of its pending Registration Statement on Form S-1 (File No. 333-229658). The Company addressed this matter in its letter to shareholders attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Secured Convertible Promissory Note Forbearance Agreement, dated January 29, 2020.

99.1	Letter to Shareholders, dated February 7, 2020.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBE PHOTOS, INC.

Dated: February 7, 2020	By: /s/ Stuart Scheinman
Stuart Scheinman
Chief Executive Officer

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